UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                      ------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  06/30/09
                           --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

JUNE 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                                                          GLOBAL

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Global Opportunities Trust ......................................    3
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................   10
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   21
Notes to Financial Statements .............................................   24
Shareholder Information ...................................................   33

Shareholder Letter

Dear Shareholder:

During the six months ended June 30, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes. Later in the period some indicators offered a better outlook, and global markets rallied beginning in March. Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Global Opportunities Trust's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio manager discusses Fund performance and you will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl
Gary P. Motyl, CFA
Chief Investment Officer - Templeton Global Equity Group
President - Templeton Investment Counsel, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Global Opportunities Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Opportunities Trust seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

We are pleased to bring you Templeton Global Opportunities Trust's semiannual report covering the period ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Templeton Global Opportunities Trust - Class A delivered a +10.51% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which posted a +9.59% total return for the same period.(1) Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                   (BAR CHART)

Europe                                      33.5%
Asia                                        27.1%
North America                               24.8%
Latin America & Caribbean                    5.0%
Australia & New Zealand                      1.7%
Middle East & Africa                         0.7%
Short-Term Investments & Other Net Assets    7.2%

ECONOMIC AND MARKET OVERVIEW

During the six months under review, global equities hit new bear market lows in March before delivering their biggest quarterly rally in more than a decade. At the beginning of the period, with investor sentiment depressed and risk aversion elevated, defensive, non-cyclical sectors like utilities, consumer staples and health care were market leaders. As data emerged suggesting a fledgling recovery in the financials sector and a moderating pace of global economic contraction, investors regained some risk appetite, rotating capital back into cyclical sectors such as financials, materials and consumer discretionary.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                              Semiannual Report | 3

Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy, and the greenback lost value relative to most currencies for the six-month period.

TOP 10 COUNTRIES
Based on Equity Securities as of 6/30/09

              % OF TOTAL
              NET ASSETS
              ----------
U.S.            24.8%
China           11.6%
U.K.             7.9%
France           5.9%
Germany          5.8%
Japan            5.7%
Switzerland      5.4%
Brazil           3.6%
Spain            3.1%
Taiwan           2.9%

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/09

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
Pharmaceuticals                                     11.4%
Oil, Gas & Consumable Fuels                          9.0%
Commercial Banks                                     7.7%
Media                                                6.1%
Diversified Telecommunication Services               5.6%
Electronic Equipment, Instruments & Components       4.1%
Software                                             3.4%
Insurance                                            3.0%
Independent Power Producers & Energy Traders         2.6%
Food Products                                        2.4%

In the reporting period's final weeks, equity markets moderated as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed and lacked the sustainable upward trajectory investors had hoped for. For example, initial U.S. jobless claims fell to their lowest levels in six months during May, but unemployment rose again at the end of the period to 9.5%.(2) In Europe, policymakers committed to an easier monetary regime, but the eurozone's industrial production declined, capacity utilization continued to shrink, and price deflation was recorded for the first time since data began in 1997.(3) In China, a stimulative monetary campaign spurred lending and fueled an annualized money growth rate of 26%, a powerful measure against near-term economic headwinds but a potentially dangerous catalyst for longer-term inflation and asset bubble formation.(4)

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

MANAGER'S DISCUSSION

During the period under review, the Fund's performance relative to the MSCI AC World Index benefited largely from stock selection in Asia and an

(2.) Source: Bureau of Labor Statistics.

(3.) Source: European Communities Eurostat.

(4.) Source: People's Bank of China.


                              4 | Semiannual Report
overweighted allocation to China. An overweighted position in Latin America and the Caribbean also contributed to relative results. On a sector basis, stock selection in energy helped results, where Brazil's Petroleo Brasileiro and China's Honghua Group(5) each delivered positive performance.(6) An underweighted position in the consumer staples sector also boosted the Fund's results.(7) Other notable contributors included Chinese cell phone parts maker BYD, Thai commercial bank Siam City Bank Public(5) and South Korean auto manufacturer Hyundai Motor.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund's relative performance suffered from stock selection in Europe, particularly in France and the U.K. On a sector basis, the Fund's underweighted exposure to the materials sector hurt performance.(8) An overweighted allocation to the health care sector also hurt Fund performance, and significant detractors included U.S.-based biotechnology firm Amgen and Swiss pharmaceutical companies Novartis and Roche Holding.(9) Our stock selection in the industrials sector was also detrimental.(10) Notable industrials detractors included German postal services provider Deutsche Post and U.S. defense contractor Raytheon. Other significant detractors included Mexican telecommunications provider Telefonos de Mexico,(5) Indian information technology consulting company

TOP 10 EQUITY HOLDINGS
6/30/09

COMPANY                                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                   NET ASSETS
------------------------                                   ----------
China Resources Power Holdings Co. Ltd.                       2.6%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS, CHINA
Petroleo Brasileiro SA                                        2.5%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Amgen Inc.                                                    2.3%
   BIOTECHNOLOGY, U.S.
BYD Co. Ltd.                                                  2.0%
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS, CHINA
Telefonica SA                                                 1.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
Accenture Ltd., A                                             1.8%
   IT SERVICES, U.S.
Inspur International Ltd.                                     1.7%
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS, CHINA
Sanofi-Aventis                                                1.7%
   PHARMACEUTICALS, FRANCE
Watson Pharmaceuticals Inc.                                   1.7%
   PHARMACEUTICALS, U.S.
Roche Holding AG                                              1.6%
   PHARMACEUTICALS, SWITZERLAND

(5.) This holding is not an index component.

(6.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

(7.) The consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco in the SOI.

(8.) The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.

(9.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

(10.) The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, marine, professional services, road and rail, trading companies and distributors, and transportation and infrastructure in the SOI.


                              Semiannual Report | 5

Satyam Computer Services (sold by period-end), U.S.-based reinsurance intermediary Aon and Japanese hardware, software and electronics device maker Nintendo.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

(PHOTO OF GUANG YANG)


/s/ Guang Yang
-------------------------------------
Guang Yang, CFA
Portfolio Manager
Templeton Global Opportunities Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: TEGOX)       CHANGE   6/30/09    12/31/08
-----------------------       ------   -------   ---------
Net Asset Value (NAV)         +$1.36    $14.30     $12.94

CLASS B (SYMBOL: N/A)         CHANGE   6/30/09    12/31/08
---------------------         ------   -------   ---------
Net Asset Value (NAV)         +$1.29    $14.12     $12.83

CLASS C (SYMBOL: TEGPX)       CHANGE   6/30/09    12/31/08
-----------------------       ------   -------   ---------
Net Asset Value (NAV)         +$1.28    $14.02     $12.74

                                                 INCEPTION
ADVISOR CLASS (SYMBOL: N/A)   CHANGE   6/30/09    (5/1/09)
---------------------------   ------   -------   ---------
Net Asset Value (NAV)         +$1.28    $14.30     $13.02


                              Semiannual Report | 7

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +10.51%           -27.09%   +20.29%   +35.91%
Average Annual Total Return(2)            +4.15%           -31.28%    +2.54%    +2.51%
Value of $10,000 Investment(3)          $10,415           $ 6,872   $11,334   $12,813
   Total Annual Operating Expenses(4)             1.34%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +10.05%           -27.67%   +15.87%   +26.85%
Average Annual Total Return(2)            +6.05%           -30.46%    +2.63%    +2.55%
Value of $10,000 Investment(3)          $10,605           $ 6,954   $11,389   $12,865
   Total Annual Operating Expenses(4)             2.09%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +10.05%           -27.65%   +15.80%   +26.15%
Average Annual Total Return(2)            +9.05%           -28.35%    +2.98%    +2.35%
Value of $10,000 Investment(3)          $10,905           $ 7,165   $11,580   $12,165
   Total Annual Operating Expenses(4)             2.08%

ADVISOR CLASS(5)                        6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +10.51%           -27.09%   +20.29%   +35.91%
Average Annual Total Return(2)           +10.51%           -27.09%    +3.76%    +3.12%
Value of $10,000 Investment(3)          $11,051           $ 7,291   $12,029   $13,591
   Total Annual Operating Expenses(4)             1.09%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                              8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 4/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +9.83%.


                              Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,105.10             $ 7.15
Hypothetical (5% return before expenses)         $1,000           $1,018.00             $ 6.85

CLASS B
Actual                                           $1,000           $1,100.50             $11.04
Hypothetical (5% return before expenses)         $1,000           $1,014.28             $10.59

CLASS C
Actual                                           $1,000           $1,100.50             $10.99
Hypothetical (5% return before expenses)         $1,000           $1,014.33             $10.54

ADVISOR CLASS
Actual (5/1/09-6/30/09)                          $1,000           $1,098.30             $ 1.96
Hypothetical (5% return before expenses)         $1,000           $1,019.24             $ 5.61

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; B: 2.12%; C: 2.11%; and Advisor:
     1.12%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 61/365 to reflect the number of days since inception.


                             Semiannual Report | 11

Templeton Global Opportunities Trust

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    --------------------------------------------------------------
CLASS A                                       (UNAUDITED)       2008           2007         2006         2005         2004
-------                                    ----------------   --------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $  12.94       $  23.55     $    20.49     $  16.83     $  15.65     $  13.81
                                               --------       --------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............           0.15           0.30           0.30         0.16         0.19         0.17
   Net realized and unrealized gains
      (losses) .........................           1.21         (10.17)          3.25         4.48         1.78         2.10
                                               --------       --------     ----------     --------     --------     --------
Total from investment operations .......           1.36          (9.87)          3.55         4.64         1.97         2.27
                                               --------       --------     ----------     --------     --------     --------
Less distributions from:
   Net investment income ...............             --          (0.25)         (0.22)       (0.16)       (0.19)       (0.18)
   Net realized gains ..................             --          (0.49)         (0.27)       (0.82)       (0.60)       (0.25)
                                               --------       --------     ----------     --------     --------     --------
Total distributions ....................             --          (0.74)         (0.49)       (0.98)       (0.79)       (0.43)
                                               --------       --------     ----------     --------     --------     --------
Redemption fees(c) .....................             --             --(d)          --(d)        --(d)        --(d)        --(d)
                                               --------       --------     ----------     --------     --------     --------
Net asset value, end of period .........       $  14.30       $  12.94     $    23.55     $  20.49     $  16.83     $  15.65
                                               ========       ========     ==========     ========     ========     ========
Total return(e) ........................          10.51%        (42.54)%        17.44%       27.87%       12.63%       16.55%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................           1.37%          1.34%          1.30%        1.40%        1.38%        1.42%
Net investment income ..................           2.44%          1.59%          1.30%        0.85%        1.20%        1.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $723,349       $648,175     $1,148,008     $522,313     $378,507     $374,648
Portfolio turnover rate ................           7.33%         12.22%          9.14%        9.54%       10.24%       10.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Global Opportunities Trust

                                           SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    -----------------------------------------------
CLASS B                                       (UNAUDITED)       2008      2007      2006      2005      2004
-------                                    ----------------   -------    ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...        $12.83        $ 23.26    $20.28    $16.69    $15.53    $13.72
                                                ------        -------    ------    ------    ------    ------
Income from investment operations(a):
   Net investment income(b) ............          0.10           0.16      0.14      0.02      0.08      0.07
   Net realized and unrealized gains
      (losses) .........................          1.19         (10.00)     3.20      4.42      1.75      2.07
                                                ------        -------    ------    ------    ------    ------
Total from investment operations .......          1.29          (9.84)     3.34      4.44      1.83      2.14
                                                ------        -------    ------    ------    ------    ------
Less distributions from:
   Net investment income ...............            --          (0.10)    (0.09)    (0.03)    (0.07)    (0.08)
   Net realized gains ..................            --          (0.49)    (0.27)    (0.82)    (0.60)    (0.25)
                                                ------        -------    ------    ------    ------    ------
Total distributions ....................            --          (0.59)    (0.36)    (0.85)    (0.67)    (0.33)
                                                ------        -------    ------    ------    ------    ------
Redemption fees(c) .....................            --             --(d)     --(d)     --(d)     --(d)     --(d)
                                                ------        -------    ------    ------    ------    ------
Net asset value, end of period .........        $14.12        $ 12.83    $23.26    $20.28    $16.69    $15.53
                                                ======        =======    ======    ======    ======    ======
Total return(e) ........................         10.05%        (42.95)%   16.56%    26.89%    11.80%    15.69%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          2.12%          2.09%     2.05%     2.14%     2.13%     2.17%
Net investment income ..................          1.69%          0.84%     0.55%     0.11%     0.45%     0.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......        $2,386        $ 2,708    $4,734    $2,873    $2,069    $1,958
Portfolio turnover rate ................          7.33%         12.22%     9.14%     9.54%    10.24%    10.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Global Opportunities Trust

                                           SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2009    ---------------------------------------------------
CLASS C                                       (UNAUDITED)       2008       2007       2006       2005       2004
-------                                    ----------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $ 12.74        $ 23.18    $ 20.21    $ 16.63    $ 15.48    $ 13.66
                                               -------        -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ............          0.10           0.16       0.14       0.02       0.07       0.06
   Net realized and unrealized gains
      (losses) .........................          1.18          (9.97)      3.19       4.41       1.75       2.08
                                               -------        -------    -------    -------    -------    -------
Total from investment operations .......          1.28          (9.81)      3.33       4.43       1.82       2.14
                                               -------        -------    -------    -------    -------    -------
Less distributions from:
   Net investment income ...............            --          (0.14)     (0.09)     (0.03)     (0.07)     (0.07)
   Net realized gains ..................            --          (0.49)     (0.27)     (0.82)     (0.60)     (0.25)
                                               -------        -------    -------    -------    -------    -------
Total distributions ....................            --          (0.63)     (0.36)     (0.85)     (0.67)     (0.32)
                                               -------        -------    -------    -------    -------    -------
Redemption fees(c) .....................            --             --(d)      --(d)      --(d)      --(d)      --(d)
                                               -------        -------    -------    -------    -------    -------
Net asset value, end of period .........       $ 14.02        $ 12.74    $ 23.18    $ 20.21    $ 16.63    $ 15.48
                                               =======        =======    =======    =======    =======    =======
Total return(e) ........................         10.05%        (42.96)%    16.60%     26.86%     11.79%     15.74%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          2.11%          2.08%      2.05%      2.15%      2.13%      2.17%
Net investment income ..................          1.70%          0.85%      0.55%      0.10%      0.45%      0.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $34,159        $34,474    $47,010    $26,755    $19,127    $18,252
Portfolio turnover rate ................          7.33%         12.22%      9.14%      9.54%     10.24%     10.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Opportunities Trust

                                                                   PERIOD ENDED
                                                                 JUNE 30, 2009(a)
                                                                   (UNAUDITED)
                                                                 ---------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................       $13.02
                                                                     ------
Income from investment operations(b):
   Net investment income(c) ..................................         0.05
   Net realized and unrealized gains (losses) ................         1.23
                                                                     ------
Total from investment operations .............................         1.28
                                                                     ------
Net asset value, end of period ...............................       $14.30
                                                                     ------
Total return(d) ..............................................         9.83%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..................................................         1.12%
Net investment income ........................................         2.69%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................       $  408
Portfolio turnover rate ......................................         7.33%

(a)  For the period May 1, 2009 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Global Opportunities Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                     INDUSTRY                     SHARES/UNITS       VALUE
                                                  ----------------------------------------------  ------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS 92.4%
    AUSTRALIA 1.4%
    Alumina Ltd. ...............................                 Metals & Mining                     8,912,620   $ 10,370,602
                                                                                                                 ------------
    BRAZIL 3.2%
    Companhia de Saneamento Basico do
       Estado de Sao Paulo .....................                 Water Utilities                       171,320      2,539,337
    Companhia de Saneamento de Minas
       Gerais ..................................                 Water Utilities                       202,220      2,638,034
    Petroleo Brasileiro SA, ADR ................           Oil, Gas & Consumable Fuels                 468,610     19,203,638
                                                                                                                 ------------
                                                                                                                   24,381,009
                                                                                                                 ------------
    CHINA 11.6%
(a) BYD Co. Ltd., H ............................  Electronic Equipment, Instruments & Components     3,769,600     14,932,673
    China Coal Energy Co., H ...................           Oil, Gas & Consumable Fuels                 394,000        466,705
    China Life Insurance Co. Ltd., H ...........                    Insurance                        1,515,000      5,571,362
    China Mobile Ltd. ..........................       Wireless Telecommunication Services             614,500      6,153,008
    China Resources Power Holdings Co. Ltd. ....   Independent Power Producers & Energy Traders      8,756,000     19,478,115
    China Shenhua Energy Co. Ltd., H ...........           Oil, Gas & Consumable Fuels                 972,000      3,580,769
    China Telecom Corp. Ltd., H ................      Diversified Telecommunication Services         5,934,000      2,955,553
    Honghua Group Ltd. .........................           Energy Equipment & Services              39,827,000      9,044,700
    Inspur International Ltd. ..................  Electronic Equipment, Instruments & Components    76,520,000     13,131,989
    PetroChina Co. Ltd., H .....................           Oil, Gas & Consumable Fuels               1,770,000      1,964,154
    Shanghai Electric Group Co. Ltd. ...........               Electrical Equipment                 22,901,000      9,810,619
(a) TCL Communication Technology. Holdings
       Ltd. ....................................             Communications Equipment                  489,718         44,865
(a) TCL Multimedia Technology Holdings Ltd. ....                Household Durables                     850,200        326,920
    Weiqiao Textile Co. Ltd., H ................         Textiles, Apparel & Luxury Goods            2,234,500      1,156,189
                                                                                                                 ------------
                                                                                                                   88,617,621
                                                                                                                 ------------
    EGYPT 0.5%
    Egyptian Mobile Services ...................       Wireless Telecommunication Services             108,260      3,756,394
                                                                                                                 ------------
    FRANCE 5.9%
    AXA SA .....................................                    Insurance                          102,318      1,921,615
    Electricite de France ......................                Electric Utilities                      48,870      2,376,800
    France Telecom SA ..........................      Diversified Telecommunication Services           521,900     11,829,394
    GDF Suez ...................................                 Multi-Utilities                       105,357      3,921,915
    Sanofi-Aventis .............................                 Pharmaceuticals                       217,856     12,794,000
    Suez Environnement SA ......................                 Multi-Utilities                        27,593        481,646
    Total SA, B ................................           Oil, Gas & Consumable Fuels                 107,908      5,824,016
    Vivendi SA .................................                      Media                            228,000      5,447,671
                                                                                                                 ------------
                                                                                                                   44,597,057
                                                                                                                 ------------
    GERMANY 5.8%
    Bayerische Motoren Werke AG ................                   Automobiles                         109,760      4,130,462
    Celesio AG .................................         Health Care Providers & Services               98,600      2,263,911
    Deutsche Post AG ...........................             Air Freight & Logistics                   657,100      8,511,424
    E.ON AG ....................................                Electric Utilities                     172,440      6,102,238
    Merck KGaA .................................                 Pharmaceuticals                       108,400     11,038,238


                             16 | Semiannual Report

Templeton Global Opportunities Trust

                                                                     INDUSTRY                     SHARES/UNITS       VALUE
                                                  ----------------------------------------------  ------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    GERMANY (CONTINUED)
    SAP AG .....................................                      Software                         183,380   $  7,356,172
    Siemens AG, ADR ............................              Industrial Conglomerates                  65,140      4,507,037
                                                                                                                 ------------
                                                                                                                   43,909,482
                                                                                                                 ------------
    HONG KONG 1.1%
    Cheung Kong (Holdings) Ltd. ................        Real Estate Management & Development           512,000      5,886,424
    Hutchison Whampoa Ltd., ADR ................              Industrial Conglomerates                  26,100        849,555
    Swire Pacific Ltd., A ......................        Real Estate Management & Development           145,000      1,463,116
                                                                                                                 ------------
                                                                                                                    8,199,095
                                                                                                                 ------------
    ISRAEL 0.2%
(a) Check Point Software Technologies Ltd. .....                      Software                          76,200      1,788,414
                                                                                                                 ------------
    ITALY 2.1%
    Eni SpA ....................................            Oil, Gas & Consumable Fuels                184,151      4,352,190
    Mediaset SpA ...............................                       Media                         1,231,550      6,896,533
(a) UniCredit SpA ..............................                  Commercial Banks                   1,827,927      4,602,112
                                                                                                                 ------------
                                                                                                                   15,850,835
                                                                                                                 ------------
    JAPAN 5.7%
    Aiful Corp. ................................                  Consumer Finance                     499,805      1,924,322
    Komatsu Ltd. ...............................                     Machinery                         141,000      2,183,188
    Mabuchi Motor Co. Ltd. .....................  Electronic Equipment, Instruments & Components        59,500      2,877,439
    Mitsubishi UFJ Financial Group Inc. ........                  Commercial Banks                   1,650,000     10,239,726
    Nintendo Co. Ltd. ..........................                      Software                          16,400      4,532,296
    Nissan Motor Co. Ltd. ......................                    Automobiles                        545,000      3,314,342
    NOK Corp. ..................................                  Auto Components                      296,300      3,453,143
    Olympus Corp. ..............................          Health Care Equipment & Supplies              88,300      2,093,872
(a) Shinsei Bank Ltd. ..........................                  Commercial Banks                   3,960,000      6,369,863
    Sony Corp. .................................                 Household Durables                     82,800      2,169,676
    USS Co. Ltd. ...............................                  Specialty Retail                      86,110      4,441,331
                                                                                                                 ------------
                                                                                                                   43,599,198
                                                                                                                 ------------
    MEXICO 1.4%
    Kimberly Clark de Mexico SAB de CV, A ......                 Household Products                    445,600      1,699,440
    Telefonos de Mexico SAB de CV, L, ADR ......       Diversified Telecommunication Services          311,040      5,041,959
    Telmex Internacional SAB de CV, ADR ........       Diversified Telecommunication Services          311,040      3,934,656
                                                                                                                 ------------
                                                                                                                   10,676,055
                                                                                                                 ------------
    NETHERLANDS 0.8%
    ING Groep NV ...............................           Diversified Financial Services              288,510      2,902,251
    Koninklijke Philips Electronics NV .........              Industrial Conglomerates                 163,503      3,009,948
                                                                                                                 ------------
                                                                                                                    5,912,199
                                                                                                                 ------------
    NEW ZEALAND 0.3%
    Fisher & Paykel Healthcare Corp. Ltd. ......          Health Care Equipment & Supplies           1,166,850      2,197,986
                                                                                                                 ------------


                             Semiannual Report | 17

Templeton Global Opportunities Trust

                                                                     INDUSTRY                     SHARES/UNITS       VALUE
                                                  ----------------------------------------------  ------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    RUSSIA 1.4%
    Gazprom, ADR ...............................           Oil, Gas & Consumable Fuels                 260,200   $  5,276,856
    Gazprom, ADR (London Exchange) .............           Oil, Gas & Consumable Fuels                 258,980      5,241,755
                                                                                                                 ------------
                                                                                                                   10,518,611
                                                                                                                 ------------
    SINGAPORE 0.3%
    DBS Group Holdings Ltd. ....................                 Commercial Banks                      322,500      2,626,838
                                                                                                                 ------------
    SOUTH KOREA 2.9%
    Busan Bank .................................                 Commercial Banks                      217,610      1,493,636
    Daegu Bank Co. Ltd. ........................                 Commercial Banks                      175,690      1,612,467
    Hana Financial Group Inc. ..................                 Commercial Banks                       68,007      1,461,713
    Hyundai Motor Co. Ltd. .....................                   Automobiles                         162,330      9,435,718
(a) KB Financial Group Inc. ....................                 Commercial Banks                       73,720      2,475,068
    Samsung Electronics Co. Ltd. ...............     Semiconductors & Semiconductor Equipment            8,630      4,007,656
    SK Telecom Co. Ltd., ADR ...................       Wireless Telecommunication Services              92,600      1,402,890
                                                                                                                 ------------
                                                                                                                   21,889,148
                                                                                                                 ------------
    SPAIN 3.1%
    Banco Santander SA .........................                 Commercial Banks                      322,500      3,872,018
    Iberdrola SA ...............................                Electric Utilities                     238,504      1,933,559
    Repsol YPF SA ..............................           Oil, Gas & Consumable Fuels                 161,820      3,617,882
    Telefonica SA ..............................      Diversified Telecommunication Services           621,045     14,041,773
                                                                                                                 ------------
                                                                                                                   23,465,232
                                                                                                                 ------------
    SWEDEN 0.7%
    Atlas Copco AB, A ..........................                    Machinery                          290,960      2,912,843
    Loomis AB ..................................          Commercial Services & Supplies                28,160        280,089
    Niscayah Group AB ..........................          Commercial Services & Supplies               140,800        213,488
    Nordea Bank AB .............................                 Commercial Banks                      236,730      1,874,476
                                                                                                                 ------------
                                                                                                                    5,280,896
                                                                                                                 ------------
    SWITZERLAND 5.4%
    Lonza Group AG .............................          Life Sciences Tools & Services                97,950      9,723,806
    Nestle SA ..................................                  Food Products                         87,400      3,290,466
    Novartis AG ................................                 Pharmaceuticals                       218,480      8,852,571
    Roche Holding AG ...........................                 Pharmaceuticals                        89,030     12,098,381
    Swiss Reinsurance Co. ......................                    Insurance                           87,098      2,880,028
(a) UBS AG .....................................                 Capital Markets                       322,195      3,939,619
                                                                                                                 ------------
                                                                                                                   40,784,871
                                                                                                                 ------------
    TAIWAN 2.9%
    Chunghwa Telecom Co. Ltd. ..................      Diversified Telecommunication Services         1,504,057      2,998,044
    Lite-On Technology Corp. ...................             Computers & Peripherals                 5,997,840      5,202,022
    Lite-On Technology Corp., GDR ..............             Computers & Peripherals                   123,688      1,072,766
    Mega Financial Holding Co. Ltd. ............                 Commercial Banks                    4,804,000      2,207,559
    Taiwan Semiconductor Manufacturing Co.
       Ltd. ....................................     Semiconductors & Semiconductor Equipment        6,473,474     10,775,990
                                                                                                                 ------------
                                                                                                                   22,256,381
                                                                                                                 ------------


                             18 | Semiannual Report

Templeton Global Opportunities Trust

                                                                     INDUSTRY                     SHARES/UNITS       VALUE
                                                  ----------------------------------------------  ------------   ------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    THAILAND 2.4%
    Airports of Thailand Public Co. Ltd., fgn ..           Transportation Infrastructure             2,135,400   $  1,677,098
    BEC World Public Co. Ltd., fgn .............                       Media                         4,081,800      2,504,686
    Krung Thai Bank Public Co. Ltd., fgn .......                  Commercial Banks                  15,000,000      3,853,494
    Siam City Bank Public Co. Ltd., fgn ........                  Commercial Banks                  21,431,300     10,256,318
                                                                                                                 ------------
                                                                                                                   18,291,596
                                                                                                                 ------------
    TURKEY 0.6%
    Turkcell Iletisim Hizmetleri AS, ADR .......        Wireless Telecommunication Services            327,870      4,544,278
                                                                                                                 ------------
    UNITED KINGDOM 7.9%
    Aviva PLC ..................................                     Insurance                         373,290      2,097,468
    BAE Systems PLC ............................                Aerospace & Defense                    925,737      5,155,901
    BP PLC .....................................            Oil, Gas & Consumable Fuels              1,311,440     10,309,863
(a) British Airways PLC ........................                      Airlines                         214,800        440,716
    British Sky Broadcasting Group PLC .........                       Media                           215,760      1,615,253
    Cadbury PLC ................................                   Food Products                     1,077,694      9,185,093
    GlaxoSmithKline PLC ........................                  Pharmaceuticals                      507,250      8,917,742
    HSBC Holdings PLC ..........................                  Commercial Banks                     634,800      5,377,440
    Kingfisher PLC .............................                  Specialty Retail                   1,330,940      3,893,575
    National Grid PLC ..........................                  Multi-Utilities                      148,743      1,339,920
    Royal Dutch Shell PLC, A ...................            Oil, Gas & Consumable Fuels                 21,030        525,041
    Royal Dutch Shell PLC, B ...................            Oil, Gas & Consumable Fuels                256,227      6,433,358
    Smiths Group PLC ...........................              Industrial Conglomerates                 146,180      1,687,229
    Unilever PLC ...............................                   Food Products                       132,631      3,107,516
                                                                                                                 ------------
                                                                                                                   60,086,115
                                                                                                                 ------------
    UNITED STATES 24.8%
    Accenture Ltd., A ..........................                    IT Services                        398,070     13,319,422
    ACE Ltd. ...................................                     Insurance                          94,225      4,167,572
    American International Group Inc. ..........                     Insurance                         339,142        393,405
(a) Amgen Inc. .................................                   Biotechnology                       324,140     17,159,972
    Aon Corp. ..................................                     Insurance                         152,920      5,791,080
    AT&T Inc. ..................................       Diversified Telecommunication Services           75,190      1,867,720
    The Bank of New York Mellon Corp. ..........                  Capital Markets                      327,410      9,596,387
(a) Boston Scientific Corp. ....................          Health Care Equipment & Supplies             998,480     10,124,587
    Bristol-Myers Squibb Co. ...................                  Pharmaceuticals                      251,110      5,100,044
(a) Cadence Design Systems Inc. ................                      Software                         133,000        784,700
    CIGNA Corp. ................................          Health Care Providers & Services              94,500      2,276,505
(a) Cisco Systems Inc. .........................              Communications Equipment                 414,440      7,725,162
    Comcast Corp., A ...........................                       Media                           443,700      6,429,213
    Cytec Industries Inc. ......................                     Chemicals                         195,570      3,641,513
(a) The DIRECTV Group Inc. .....................                       Media                           126,600      3,128,286
(a) Dr. Pepper Snapple Group Inc. ..............                     Beverages                          27,072        573,656
    El Paso Corp. ..............................            Oil, Gas & Consumable Fuels                171,300      1,581,099
    General Electric Co. .......................              Industrial Conglomerates                 390,920      4,581,582
    Great Plains Energy Inc. ...................                 Electric Utilities                    335,471      5,216,574
(a) The Interpublic Group of Cos. Inc. .........                       Media                           573,370      2,895,518
(a) KKR Private Equity Investors LP (Units) ....                  Capital Markets                       88,000        528,000


                             Semiannual Report | 19

Templeton Global Opportunities Trust

                                                                     INDUSTRY                     SHARES/UNITS       VALUE
                                                  ----------------------------------------------  ------------   ------------
    COMMON STOCKS AND OTHER
    EQUITY INTERESTS (CONTINUED)
    UNITED STATES (CONTINUED)
    Kraft Foods Inc., A ........................                   Food Products                       103,000   $  2,610,020
    Kroger Co. .................................                  Food & Staples                       197,800      4,361,490
    Liz Claiborne Inc. .........................         Textiles, Apparel & Luxury Goods              489,590      1,410,019
    Merck & Co. Inc. ...........................                  Pharmaceuticals                      254,220      7,107,991
    Microsoft Corp. ............................                     Software                          194,760      4,629,445
    News Corp., A ..............................                       Media                           672,120      6,123,013
    OfficeMax Inc. .............................                 Specialty Retail                      426,560      2,678,797
    Oracle Corp. ...............................                     Software                          328,950      7,046,109
    Pfizer Inc. ................................                  Pharmaceutical                       553,084      8,296,260
    Raytheon Co. ...............................                Aerospace & Defense                    109,520      4,865,974
(a) Sprint Nextel Corp. ........................        Wireless Telecommunication Services            285,520      1,373,351
    Target Corp. ...............................                 Multiline Retail                       90,140      3,557,826
    Time Warner Cable Inc. .....................                       Media                            67,750      2,145,643
    Time Warner Inc. ...........................                       Media                           269,913      6,799,108
    United Parcel Service Inc., B ..............              Air Freight & Logistics                   70,240      3,511,298
(a) Viacom Inc., B .............................                       Media                           118,180      2,682,686
(a) Watson Pharmaceuticals Inc. ................                  Pharmaceuticals                      376,190     12,673,841
                                                                                                                 ------------
                                                                                                                  188,754,868
                                                                                                                 ------------
    TOTAL COMMON STOCKS AND OTHER EQUITY
       INTERESTS
       (COST $840,361,440) .....................                                                                  702,354,781
                                                                                                                 ------------
    PREFERRED STOCKS
    (COST $4,546,285) 0.4%
    BRAZIL 0.4%
    Vale SA, ADR, pfd., A ......................                  Metals & Mining                      203,380      3,121,883
                                                                                                                 ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS
       (COST $844,907,725) .....................                                                                  705,476,664
                                                                                                                 ------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(b)
                                                                                                  ------------
    SHORT TERM INVESTMENTS
    (COST $53,324,927) 7.0%
    U.S. GOVERNMENT AND AGENCY SECURITIES 7.0%
(c) FHLB, 7/01/09 ..............................                                                    53,325,000     53,325,000
                                                                                                                 ------------
    TOTAL INVESTMENTS
       (COST $898,232,652) 99.8% ...............                                                                  758,801,664
    OTHER ASSETS, LESS LIABILITIES 0.2% ........                                                                    1,500,135
                                                                                                                 ------------
    NET ASSETS 100.0% ..........................                                                                 $760,301,799
                                                                                                                 ============

See Abbreviations on page 32.

(a)  Non-income producing.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Opportunities Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)


Assets:
   Investments in securities:
      Cost ................................................................   $ 898,232,652
                                                                              =============
      Value ...............................................................   $ 758,801,664
   Cash ...................................................................         616,887
   Foreign currency, at value (cost $1,313) ...............................           1,382
   Receivables:
      Investment securities sold ..........................................       4,505,019
      Capital shares sold .................................................       2,171,526
      Dividends and interest ..............................................       2,075,907
   Other assets ...........................................................             986
                                                                              -------------
         Total assets .....................................................     768,173,371
                                                                              -------------
Liabilities:
   Payables:
      Investment securities purchased .....................................       5,942,947
      Capital shares redeemed .............................................         850,524
      Affiliates ..........................................................         986,033
   Accrued expenses and other liabilities .................................          92,068
                                                                              -------------
         Total liabilities ................................................       7,871,572
                                                                              -------------
            Net assets, at value ..........................................   $ 760,301,799
                                                                              =============
Net assets consist of:
   Paid-in capital ........................................................   $ 954,042,065
   Undistributed net investment income ....................................      10,750,522
   Net unrealized appreciation (depreciation) .............................    (139,400,476)
   Accumulated net realized gain (loss) ...................................     (65,090,312)
                                                                              -------------
            Net assets, at value ..........................................   $ 760,301,799
                                                                              =============
CLASS A:
   Net assets, at value ...................................................   $ 723,348,523
                                                                              =============
   Shares outstanding .....................................................      50,593,046
                                                                              =============
   Net asset value per share(a) ...........................................   $       14.30
                                                                              =============
   Maximum offering price per share (net asset value per share / 94.25%) ..   $       15.17
                                                                              =============
CLASS B:
   Net assets, at value ...................................................   $   2,386,167
                                                                              =============
   Shares outstanding .....................................................         168,942
                                                                              =============
   Net asset value and maximum offering price per share(a) ................   $       14.12
                                                                              =============
CLASS C:
   Net assets, at value ...................................................   $  34,158,783
                                                                              =============
   Shares outstanding .....................................................       2,436,398
                                                                              =============
   Net asset value and maximum offering price per share(a) ................   $       14.02
                                                                              =============
ADVISOR CLASS:
   Net assets, at value ...................................................   $     408,326
                                                                              =============
   Shares outstanding .....................................................          28,557
                                                                              =============
   Net asset value and maximum offering price per share ...................   $       14.30
                                                                              =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Opportunities Trust

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends (net of foreign taxes withheld of $1,118,488) .......   $ 12,520,552
   Interest ......................................................         22,066
                                                                     ------------
         Total investment income .................................     12,542,618
                                                                     ------------
Expenses:
   Management fees (Note 3a) .....................................      2,470,186
   Administrative fees (Note 3b) .................................        457,143
   Distribution fees: (Note 3c)
      Class A ....................................................        781,711
      Class B ....................................................         11,542
      Class C ....................................................        151,084
   Transfer agent fees (Note 3e) .................................        537,051
   Custodian fees (Note 4) .......................................         66,142
   Reports to shareholders .......................................         35,590
   Registration and filing fees ..................................         47,028
   Professional fees .............................................         17,202
   Trustees' fees and expenses ...................................         32,741
   Other .........................................................         19,253
                                                                     ------------
         Total expenses ..........................................      4,626,673
         Expense reductions (Note 4) .............................         (3,716)
                                                                     ------------
            Net expenses .........................................      4,622,957
                                                                     ------------
               Net investment income .............................      7,919,661
                                                                     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................    (60,555,655)
      Foreign currency transactions ..............................        (87,081)
                                                                     ------------
         Net realized gain (loss) ................................    (60,642,736)
                                                                     ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................    122,187,952
      Translation of other assets and liabilities
         denominated in foreign currencies .......................         85,869
                                                                     ------------
         Net change in unrealized appreciation (depreciation) ....    122,273,821
                                                                     ------------
Net realized and unrealized gain (loss) ..........................     61,631,085
                                                                     ------------
Net increase (decrease) in net assets resulting from operations ..   $ 69,550,746
                                                                     ============

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Global Opportunities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2009        YEAR ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2008
                                                                              ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................     $  7,919,661      $   15,088,751
      Net realized gain (loss) from investments and foreign
         currency transactions ............................................      (60,642,736)         (4,276,633)
      Net change in unrealized appreciation (depreciation) on
         investments, translation of other assets and liabilities
         denominated in foreign currencies and deferred taxes .............      122,273,821        (520,663,570)
                                                                                ------------      --------------
            Net increase (decrease) in net assets resulting from
               operations .................................................       69,550,746        (509,851,452)
                                                                                ------------      --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................               --         (12,063,995)
         Class B ..........................................................               --             (19,775)
         Class C ..........................................................               --            (354,711)
      Net realized gains:
         Class A ..........................................................               --         (24,746,627)
         Class B ..........................................................               --            (107,989)
         Class C ..........................................................               --          (1,107,974)
                                                                                ------------      --------------
   Total distributions to shareholders ....................................               --         (38,401,071)
                                                                                ------------      --------------
   Capital share transactions: (Note 2)
         Class A ..........................................................        8,510,104          23,228,102
         Class B ..........................................................         (501,707)            213,370
         Class C ..........................................................       (3,013,462)         10,413,340
         Advisor Class ....................................................          399,583                  --
                                                                                ------------      --------------
   Total capital share transactions .......................................        5,394,518          33,854,812
                                                                                ------------      --------------
   Redemption fees ........................................................               --               2,237
                                                                                ------------      --------------
         Net increase (decrease) in net assets ............................       74,945,264        (514,395,474)
Net assets:
   Beginning of period ....................................................      685,356,535       1,199,752,009
                                                                                ------------      --------------
   End of period ..........................................................      760,301,799      $  685,356,535
                                                                                ------------      --------------
Undistributed net investment income included in net assets:
   End of period ..........................................................     $ 10,750,522      $    2,830,861
                                                                                ============      ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Opportunities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective May 1, 2009, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the


                             24 | Semiannual Report

Templeton Global Opportunities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.


                             Semiannual Report | 25

Templeton Global Opportunities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             26 | Semiannual Report

Templeton Global Opportunities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED               YEAR ENDED
                                           JUNE 30, 2009(a)            DECEMBER 31, 2008
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS A SHARES:
   Shares sold.....................    6,670,174   $ 84,328,505    17,708,932   $ 321,615,443
   Shares issued in reinvestment
      of distributions.............           --             --     1,624,815      27,020,112
   Shares redeemed.................   (6,165,145)   (75,818,401)  (17,995,695)   (325,407,453)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease).........      505,029   $  8,510,104     1,338,052   $  23,228,102
                                      ==========   ============   ===========   =============
CLASS B SHARES:
   Shares sold.....................        6,640   $     84,225       110,351   $   2,063,165
   Shares issued in reinvestment
      of distributions.............           --             --         6,580         114,297
   Shares redeemed.................      (48,713)      (585,932)     (109,399)  $  (1,964,092)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease).........      (42,073)  $   (501,707)        7,532   $     213,370
                                      ==========   ============   ===========   =============
CLASS C SHARES:
   Shares sold.....................      182,254   $  2,315,291     1,595,248   $  26,296,054
   Shares issued in reinvestment
      of distributions.............           --             --        76,785       1,282,663
   Shares redeemed.................     (452,757)    (5,328,753)     (993,494)    (17,165,377)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease).........     (270,503)  $ (3,013,462)      678,539   $  10,413,340
                                      ==========   ============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold.....................       29,897   $    418,075            --   $          --
   Shares redeemed.................       (1,340)       (18,492)           --              --
                                      ----------   ------------   -----------   -------------
   Net increase (decrease).........       28,557   $    399,583            --   $          --
                                      ==========   ============   ===========   =============

(a) For the period May 1, 2009 (effective date) to June 30, 2009 for Advisor Class.


                             Semiannual Report | 27

Templeton Global Opportunities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)            Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.750%         Up to and including $1 billion
       0.730%         Over $1 billion, up to and including $5 billion
       0.710%         Over $5 billion, up to and including $10 billion
       0.690%         Over $10 billion, up to and including $15 billion
       0.670%         Over $15 billion, up to and including $20 billion
       0.650%         In excess of $20 billion

Under a subadvisory agreement, FTIA, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             28 | Semiannual Report

Templeton Global Opportunities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class B ..   1.00%
Class C ..   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
    broker/dealers ...........................................   $39,727
Contingent deferred sales charges retained ...................   $ 7,827

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $537,051, of which $480,154 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $3,998,342 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $298,296 and $34,184, respectively.


                             Semiannual Report | 29

Templeton Global Opportunities Trust

5. INCOME TAXES (CONTINUED)

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $ 898,787,977
                                                =============
Unrealized appreciation .....................   $ 123,861,406
Unrealized depreciation .....................    (263,847,719)
                                                -------------
Net unrealized appreciation (depreciation) ..   $(139,986,313)
                                                =============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $60,434,954 and $46,077,975, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                             30 | Semiannual Report

Templeton Global Opportunities Trust

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $453 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets carried at fair value:

                                         LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                      ------------   -----------   -------   ------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Taiwan ...................   $ 21,183,615   $ 1,072,766     $ --    $ 22,256,381
         All other Equity
            Investments(b) ........    683,220,283            --       --     683,220,283
   Short Term Investments .........             --    53,325,000       --      53,325,000
                                      ------------   -----------     ----    ------------
            Total Investments in
               Securities .........   $704,403,898   $54,397,766     $ --    $758,801,664
                                      ============   ===========     ====    ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.


                             Semiannual Report | 31

Templeton Global Opportunities Trust

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 18, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
GDR  - Global Depository Receipt


                             32 | Semiannual Report

Templeton Global Opportunities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             Semiannual Report | 33

Templeton Global Opportunities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                             34 | Semiannual Report

Templeton Global Opportunities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2008, as well as the previous 10 years ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional global multi-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Lipper report showed that the Fund's total return during 2008 was in the lowest quintile of its Lipper performance universe, and on an annualized basis for the previous three-, five- and 10-year periods was in the second-lowest quintile of such performance universe. The Board noted that, as shown in the Lipper report, the Fund's total return was in the highest quintile of its performance universe in 2007 and 2006 and that its longer term annualized total return resulted primarily from its underperformance during 2008. The Board discussed the reasons underlying the Fund's 2008 performance with management but did not believe it warranted any change in the Fund's investment strategy or portfolio management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Lipper's expense comparison report showed the Fund's contractual investment management fee rate to be 10 basis points above the median of the Lipper expense group and its actual total expense rate to be less than one basis point above the median for such expense group. The Board found the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper reports to be acceptable.


                             Semiannual Report | 35

Templeton Global Opportunities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                             36 | Semiannual Report

Templeton Global Opportunities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's management advisory fee schedule is at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; and declines incrementally thereafter until being reduced to a fixed rate of 0.65% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of the Fund's net assets; declines to 0.135% on the next $500 million of net assets; and declines through further break-points to a fixed rate of 0.075% after net assets reach the $1.2 billion net asset level. At the end of 2008, the Fund's net assets were approximately $685 million, and, to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administration fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 37

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

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON
GLOBAL OPPORTUNITIES TRUST

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

SUBADVISOR
Franklin Templeton Investments (Asia) Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

415 S2009 08/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST


By /s/LAURA F. FERGERSON
 ---------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ---------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date  August 27, 2009


By /s/MARK H. OTANI
  ---------------------------------
      Mark H. Otani
      Chief Financial Officer and
      Chief Accounting Officer
Date  August 27, 2009